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              Form of Schedule A to Investment Advisory Contract
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                                                                       (d)(i)(A)

                                    FORM OF
                                  SCHEDULE A
                                    TO THE
                         INVESTMENT ADVISORY CONTRACT

     Funds:                                            Rate:
     ------                                            -----
     Fifth Third Government Money Market Fund          1/365/th/ of 0.40 of 1%
     Fifth Third Prime Money Market Fund               1/365/th/ of 0.40 of 1%
     Fifth Third Tax Exempt Money Market Fund          1/365/th/ of 0.50 of 1%
     Fifth Third Quality Growth Fund                   1/365/th/ of 0.80 of 1%
     Fifth Third Equity Income Fund                    1/365/th/ of 0.80 of 1%
     Fifth Third Balanced Fund                         1/365/th/ of 0.80 of 1%
     Fifth Third Mid Cap Fund                          1/365/th/ of 0.80 of 1%
     Fifth Third International Equity Fund             1/365/th/ of 1%
     Fifth Third Technology Fund                       1/365/th/ of 1%
     Fifth Third Intermediate Bond Fund                1/365/th/ of 0.55 of 1%
     Fifth Third Long Term Bond Fund                   1/365/th/ of 0.60 of 1%
     Fifth Third U.S. Government Securities Fund       1/365/th/ of 0.55 of 1%
     Fifth Third Intermediate Municipal Bond Fund      1/365/th/ of 0.55 of 1%
     Fifth Third Ohio Tax Free Bond Fund               1/365/th/ of 0.55 of 1%
     Fifth Third U.S. Treasury Money Market Fund       1/365/th/ of 0.40 of 1%
     Fifth Third Strategic Income Fund                 1/365/th/ of 1%
     Fifth Third Multicap Value Fund                   1/365/th/ of 1%
     Fifth Third Worldwide Fund                        1/365/th/ of 1%
     Fifth Third Microcap Value Fund                   1/365/th/ of 1%
     Fifth Third Institutional Government Money
      Market Fund                                      1/365/th/ of 0.40 of 1%
     Fifth Third Institutional Money Market Fund       1/365/th/ of 0.40 of 1%
     Fifth Third Michigan Municipal Money Market Fund  1/365/th/ of 0.40 of 1%
     Fifth Third International GDP Fund                1/365/th/ of 1.00 of 1%
     Fifth Third Small Cap Growth Fund                 1/365/th/ of 0.80 of 1%
     Fifth Third Large Cap Growth Fund                 1/365/th/ of 0.80 of 1%
     Fifth Third Equity Index Fund                     1/365/th/ of 0.30 of 1%
     Fifth Third Large Cap Value Fund                  1/365/th/ of 0.80 of 1%
     Fifth Third Short Term Bond Fund                  1/365/th/ of 0.55 of 1%
     Fifth Third Michigan Municipal Bond Fund          1/365/th/ of 0.55 of 1%
     Fifth Third Municipal Bond Fund                   1/365/th/ of 0.55 of 1%
     Fifth Third Ohio Tax Exempt Money Market Fund     1/365/th/ of 0.40 of 1%

          The advisory fee so accrued shall be paid to Advisor daily.

          Witness the due execution hereof this 4th day of April, 2001

     Attest:                            Fifth Third Asset Management Inc.
                                        By:___________________
     _____________________              Name:
                                        Title:

                                             Fifth Third Funds
                                        By:___________________